UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

November 16, 2023

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas 75024
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Accounting Firm

On November 16, 2023, Sharing Services Global Corporation (the “Company”) has been advised by Ankit Consulting Services, Inc. (“Ankit”), the Company’s independent registered public accounting firm, that Ankit has unregistered from the Public Company Accounting Oversight Board. As a result, Ankit has resigned as the Company’s independent registered public accounting firm, effective immediately.

Ankit’s reports on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended March 31, 2023 and 2022, and the subsequent interim periods through November 16, 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ankit on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ankit’s satisfaction, would have caused Ankit to make reference thereto in its reports on the financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ankit with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Ankit furnish a letter addressed to the Securities and Exchange Commission stating whether Ankit agrees with the statements made herein.

A copy of Ankit’s letter dated November 20, 2023, is attached as Exhibit 16.1 to this report.

New Independent Registered Public Accounting Firm

On November 17, 2023, as directed and approved by the Board of Directors of the Company, the Company formally retained Grassi & Co., CPAs, P.C. (“Grassi”), as the Company’s independent registered public accounting firm, effective immediately.

During the two most recent fiscal years ended March 31, 2023 and 2022 and the subsequent interim periods through the date of Grassi’s appointment, the Company has not consulted with Grassi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Ankit Consulting Services, Inc. to the Securities and Exchange Commission, dated November 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2023	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
John Thatch
Chief Executive Officer and Vice Chairman of the Board of Directors